SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 5, 2010

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CAPITOL FEDERAL FINANCIAL

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(Exact name of Registrant as specified in its Charter)

United States                                                                000-25391                                                              48-1212142
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(State or other jurisdiction of incorporation)                   (Commission File Number)                   (IRS Employer Identification Number)

700 Kansas Avenue Topeka, Kansas 66603
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(785) 235-1341

N/A
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On May 5, 2010, the Board of Directors of Capitol Federal Financial (the "Company"), Capitol Federal Savings Bank MHC (the "Mutual Holding Company"), and Capitol Federal Savings Bank ("the Bank") each adopted a Plan of Conversion and Reorganization of the Mutual Holding Company (the "Plan") pursuant to which the Mutual Holding Company will undertake a "second-step" conversion and cease to exist.  The Registrant will reorganize from a two-tier mutual holding company structure to a stock holding company structure.  The Mutual Holding Company currently owns approximately 70% of the shares of common stock outstanding of the Company.

Pursuant to the Plan, (i) the Bank will become a wholly owned subsidiary of a recently formed Maryland stock company ("New Holding Company"), (ii) the shares of common stock of the Company held by persons other than the Mutual Holding Company (whose shares will be canceled) will be converted into shares of common stock of the New Holding Company pursuant to an exchange ratio designed to preserve the percentage ownership interests of such persons, and (iii) the New Holding Company will offer and sell shares of common stock representing the ownership interest of the Mutual Holding Company to eligible members of the Mutual Holding Company in a subscription offering.  The Plan is subject to regulatory approval as well as the approval of Mutual Holding Company's members and the Company's shareholders (including the approval of a majority of the Company's outstanding shares of common stock held by persons other than the Mutual Holding Company.)

Shares not subscribed for in the subscription offering are expected to be available for sale in a community offering to members of the local community, existing shareholders and the general public, and if necessary in a syndicated community offering and/or firm commitment underwritten offering.  The number and price of shares to be sold in the conversion offering and the exchange ratio for current shareholders for the Company will be based upon an independent appraisal that has yet to be performed.

The foregoing summary of the Plan is not complete and is qualified in its entirety by reference to the Plan, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit 2.1 - Plan of Conversion and Reorganization

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL FEDERAL FINANCIAL

Date: May 7, 2010                        By:  /s/ Kent G. Townsend

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                            Kent G. Townsend, Executive Vice-President
                            and Chief Financial Officer